UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 29, 2020

Reading International, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	1-8625	95-3885184
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5995 Sepulveda Boulevard, Suite 300, Culver City, California		90230
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (213) 235-2240

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	RDI	The Nasdaq Stock Market LLC
Class B Common Stock, $0.01 par value	RDIB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01Other Events.

Timing of Filing of Proxy Statement for Annual Meeting and Quarterly Report on Form 10-Q.

Reading International, Inc. (the "Company," "we," "our," or "us") is relying on the Securities and Exchange Commission's Order under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions From the Reporting and Proxy Delivery Requirements for Public Companies dated March 25, 2020 (Release No. 34-88465) (the "Order") to delay the filing of (i) its definitive proxy statement for its 2020 annual meeting of stockholders (the "Proxy Statement"), including information required by Part III of Form 10-K that is to be incorporated by reference into the Company's Annual Report on Form 10-K for the year ended December 31, 2019 (the "10-K Part III Information"); and (ii) its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 (the "Quarterly Report"), due to circumstances related to COVID-19. The Company expects to file the Proxy Statement, including the 10-K Part III Information, no later than June 15, 2020 (which is 45 days from the original filing deadline of April 29, 2020) and to file the Quarterly Report no later than June 25, 2020 (which is 45 days from the original filing deadline of May 11, 2020).

Since March 23, 2020, all of the Company’s cinemas in the United States, Australia, and New Zealand have been temporarily closed in accordance with the directions and recommendations of the relevant federal, state and local authorities. With respect to the Company’s real estate operations in Australia and New Zealand (which include the following centers: Newmarket Village (Queensland), Auburn Redyard (New South Wales), Cannon Park (Queensland), The Belmont Common (Western Australia) and Courtenay Central (New Zealand), tenants representing a majority of the leased space at each of these centers prior to the COVID-19 crisis, have temporarily suspended operations at the direction and recommendation of the local governmental authorities.

In light of the temporary closures discussed above, and due to the continued uncertainty in the market due to COVID-19, the Company's management has devoted significant time and attention to address the impact of COVID-19 and related events on the Company’s operations and financial position and to develop operational and financial plans to preserve the Company's financial resources and flexibility, which has diverted management resources from completing tasks necessary to file the Proxy Statement with the 10-K Part III Information and the Quarterly Report by the original due date of each filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

READING INTERNATIONAL, INC.

Date: April 29, 2020	By:	/s/ Ellen M. Cotter
	Name:	Ellen M. Cotter
	Title:	President and Chief Executive Officer